Financial Risk Management	12 Months Ended
Dec. 31, 2022
Financial Risk Management
Financial Risk Management

Note 22 – Financial Risk Management

The Company’s financial instruments are comprised of financial assets and liabilities. The Company’s principal financial liabilities comprise accounts payable, accrued liabilities and debt. The Company’s principal financial assets are cash and cash equivalents, receivables, loan receivables, and investments. The main purpose of these financial instruments is to manage short-term cash flow and working capital requirements and fund future acquisitions.

The Company is engaged in the business of acquiring, managing and creating resource royalties and streams. Royalties and streams are interests that provide the right to revenue or production from the various properties, after deducting specified costs, if any. These activities expose the Company to a variety of financial risks, which include direct exposure to market risks (which includes commodity price risk, foreign exchange risk and interest rate risk), credit risk, liquidity risk and capital risk management.

Management designs strategies for managing some of these risks, which are summarized below. The Company’s executive management oversees the management of financial risks. The Company’s executive management ensures that financial risk-taking activities are governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with the Company’s policies and risk appetite.

The Company’s overall objective from a risk management perspective is to safeguard its assets and mitigate risk exposure by focusing on security rather than yield.

(a)Market Risks

Market risks are the risks that change in market factors, such as commodity prices, foreign exchange rates or interest rates, will affect the value of the Company’s financial instruments. The Company manages market risks by either accepting it or mitigating it through the use of economic strategies.

Commodity Price Risk

The Company’s royalties, working interests and streams are subject to fluctuations from changes in market prices of the underlying commodities. The market prices of gold, silver, platinum, palladium, iron ore, oil and gas are the primary drivers of the Company’s profitability and ability to generate free cash flow. All of the Company’s future revenue is not hedged in order to provide shareholders with full exposure to changes in the market prices of these commodities.

Foreign Exchange Risk

The functional currencies of the Company’s entities include the Canadian, U.S. and Australian dollars with the reporting currency of the Company being the U.S. dollar. The Company is primarily exposed to currency fluctuations relative to the U.S. dollar on balances and transactions that are denominated and settled in Canadian dollars and Australian dollars. The Company has exposure to the Canadian dollar through its Canadian energy activities and corporate administration costs. Consequently, fluctuations in the U.S. dollar exchange rate against these currencies increase the volatility of depletion, corporate administration costs and overall net earnings, when translated into U.S. dollars.

The Company records currency translation adjustment gains or losses primarily due to the fluctuation of the U.S. dollar in relation to its Canadian assets and liabilities. During the year ended December 31, 2022, the U.S. dollar strengthened in relation to the Canadian dollar. As a result, the Company recorded a currency translation adjustment loss of $92.0 million (2021 – loss of $4.0 million).

Interest Rate Risk

Interest rate risk refers to the risk that the value of a financial instrument or cash flows associated with the instrument will fluctuate due to changes in market interest rates. The Company’s interest rate exposure arises mainly from the interest receipts on cash and cash equivalents. The Company may also be exposed to interest rate risk when it has borrowed amounts under its revolving credit facilities.

The following table shows the approximate interest rate sensitivities of the Company’s financial assets and liabilities as at December 31, 2022 and 2021:

	Effect on net income		Effect on equity
	2022	2021	2022	2021
0.5% increase	$4.6	$2.0	$4.6	$2.0
0.5% decrease	(0.8)	(0.4)	(0.8)	(0.4)

(b)Credit Risk

Credit risk is the risk that a third party might fail to fulfill its performance obligations under the terms of a financial instrument. Credit risk arises from cash and cash equivalents, receivables and loan receivables. The Company closely monitors its financial assets and maintains its cash deposits in several high-quality financial institutions and as such does not have any significant concentration of credit risk.

As at December 31, 2022, the Company is unaware of any information which would cause it to believe that these financial assets are not fully recoverable.

(c)Liquidity Risk

Liquidity risk is the risk of loss from not having access to sufficient funds to meet both expected and unexpected cash demands. The Company manages its exposure to liquidity risk through prudent management of its statement of financial position, including maintaining sufficient cash balances and access to credit facilities. The Company has in place a planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis. Management continuously monitors and reviews both actual and forecasted cash flows, including acquisition activities.

As at December 31, 2022, the Company held $1,196.5 million in either cash, cash equivalents or highly-liquid investments (2021 – $539.3 million). All of the Company’s financial liabilities are due within one year. The Company’s near-term cash requirements include corporate administration costs, certain costs of sales, including the ore purchase commitments described in Note 23 (a), dividends and income taxes directly related to the recognition of royalty, stream and working interest revenues. In addition, the Company has various capital commitments as described in Note 23 (b).

(d)Capital Risk Management

The Company’s primary objective when managing capital is to provide a sustainable return to shareholders through managing and growing the Company’s resource asset portfolio while ensuring capital protection. The Company defines capital as its cash, cash equivalents, short-term investments and long-term investments which is managed by the Company’s management subject to approved policies and limits by the Board of Directors.

There were no changes in the Company’s approach to capital management during the year ended December 31, 2022 compared to the prior year. The Company is not subject to material externally imposed capital requirements or significant financial covenants or capital requirements with our lenders. The Company is in compliance with all its covenants under its credit facilities as at December 31, 2022.

As at December 31, 2022, the Company has cash and cash equivalents totaling $1,196.5 million (2021 – $539.3 million), a loan receivable of nil (2021 - $39.7 million) and investments totaling $227.2 million (2021 – $235.9 million) of which $220.8 million (2021 – $231.0 million) are held in publicly traded securities. The Company also has approximately $1.0 billion (2021 – $1.1 billion) available under its unsecured revolving term credit facilities. All of these sources of capital are available to the Company to meet its near-term cash requirements and capital commitments.